Exhibit 10.13

Portions of this exhibit have been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K on the basis that the registrant customarily and actually treats that information as private or confidential and the omitted information is not material. Information that has been omitted has been noted in this document with a placeholder identified by the mark “[***]”.

SOCIALIST REPUBLIC OF VIETNAM

Independence - Freedom - Happiness

APPENDIX OF AMENDMENT, SUPPLEMENT TO

IN-PRINCIPLE ASSET SALE AGREEMENT

No.: VF-OT-20210011/PL

This appendix for the supplement of the cooperation agreement (“Appendix”) is made and signed on March 25, 2022 (“Agreement Date”), by and between:

VINES ENERGY SOLUTION JOINT STOCK COMPANY (hereinafter referred to as “Party A”)

Enterprise code No.: [***]

Address: Symphony Office Building, Chu Huy Man Street, Vinhomes Riverside Ecological Urban Area, Phuc Loi Ward, Long Bien District, Ha Noi City, Vietnam

Representative: [***]

Title: [***]

VINFAST TRADING AND PRODUCTION JOINT STOCK COMPANY (hereinafter referred to as “Party B”)

Enterprise code No.: [***]

Address: Dinh Vu – Cat Hai economic zone, Cat Hai island, Cat Hai Town, Cat Hai District, Hai Phong City, Vietnam

Representative: [***]

Title: [***]

Party A and Party B are individually referred to as a “Party” and collectively the “Parties”.

Whereas, Parties signed the In-Principle Asset Sale Agreement No. VF-OT-20210011 (“Agreement”) regarding the sale and purchase of assets.

Based on practice, the Parties agree to enter into this Appendix to amend, supplement certain contents of the Agreement as follows:

1)	Amending Article 2.1 of the Agreement:

ARTICLE 2: ASSETS HANDOVER

2.1.	Conditions for handover of assets: Party B will handover assets to Party A after: Party A completes the necessary legal procedures to implement the battery production investment project.

2)	Amending Article 4.2 of the Agreement:

4.2.	Payment methods

Unless otherwise specified in the Purchase Order, within [***] working days from the date of completion of the handover of assets, Party B shall send Party A payment documents including:

•	The original of the Payment request;

•	Original VAT invoice;

•	A copy of the Asset handover minute certified by both Parties.

Within [***] working days from the date of receipt of valid payment documents, Party A shall pay Party B the amount to be paid according to the payment documents, by LC (letter of credit) or by bank transfer to the bank account having the following information:

Beneficiary Name: VINFAST TRADING AND PRODUCTION JOINT STOCK COMPANY

Account number: [***]

Bank name: [***]	Branch: [***]

3)	Updating the timeline in Appendix 1

Updating the date of December 31, 2021 referred in Appendix 1 to December 30, 2021.

4)	Amend Table 2 of Appendix 1 as follows:

TABLE 2. LIST OF ASSETS, TOOLS WITH EXPECTED TO BE COMPLETED IN 2022

No.	Asset name	Original cost	Depreciated value	Remaining value
[***]	[***]	[***]	[***]	[***]

	Total (=1+2) (**)	[***]	0	[***]

(**)	The temporary asset value is estimated as at December 31, 2021. The details of list and asset value will be agreed by the Parties at the time the official transfer contract is signed.

This Appendix is an integral part of the Agreement. Except for the contents provided in the Appendix, the other contents of the Agreement remain unchanged.

This Appendix shall be executed in 04 (four) originals with equal validity, and with effect from the Agreement Date.

PARTY A /s/ [***]	PARTY B /s/ [***]